Property, Equipment and Software	12 Months Ended
Dec. 31, 2010
Property, Equipment and Software
Property, Equipment and Software

6.                        Property, Equipment and Software

The following is a summary of property, equipment and software (in thousands):

	December 31,	December 31,
	2009	2010
	RMB	RMB
Building	8,159	477,402
Leasehold improvements	59,297	73,408
Furniture, fixtures and office equipment	29,295	38,170
Vehicles	1,900	4,109
Servers and computers	606,732	483,618
Software	40,970	41,275
CIP	196,579	144
	942,932	1,118,126
Less: Accumulated depreciation	(385,176)	(362,348)
Net book value	557,756	755,778

Depreciation expense was RMB89.8 million, RMB114.8 million and RMB153.3 million for the years ended 2008, 2009 and 2010, respectively.

The Company occupies a building in Guangzhou with floor space of approximately 20,000 square meters which was previously owned by a third party property developer. William Lei Ding, the Company’s Chief Executive Officer, Director and major shareholder, had previously paid a deposit of RMB62.4 million to the property developer and agreed to purchase the property from the land developer once the title is issued. The Company and Mr. Ding had negotiated with the property developer to return Mr. Ding’s deposit and grant the Company the right to purchase the property upon the title being issued. However, these negotiations were unsuccessful and the property developer was found to have mortgaged such property to the bank. In February 2009, the Company and Mr. Ding agreed that Mr. Ding would initiate certain arbitration proceedings against the property developer to demand that the developer discharge the mortgage and complete registration for the transfer of title to Mr. Ding. Following negotiations during the arbitration process, both parties entered into a settlement agreement on December 24, 2009. Under the settlement agreement, the Company made a payment of approximately RMB13.7 million to the land developer on behalf of Mr. Ding and the land developer completed the transfer of the entire property to Mr. Ding in January 2010.  By July 2010, Mr. Ding completed the transfer of his interest in the property to Boguan at cost at a value of RMB72.2 million, of which approximately RMB44.4 million remained payable to Mr. Ding as of December 31, 2010 (see Notes 12 and 21).  In addition, the Company incurred miscellaneous property-related transfer costs at a total of RMB8.4 million upon this property transfer. As a result of the foregoing property transfer, the Company records its property interest in the Guangzhou office building at a total cost of RMB80.6 million during 2010.

As of December 31, 2009, in relation to the legal proceedings of the Guangzhou office building as discussed above, the Company had certain time deposits totaling RMB91.9 million which were reported as restricted cash in its consolidated balance sheets. Of the total amount, approximately RMB83.3 million was held under an escrow account with respect to Mr. Ding’s legal proceedings against the land developer, and the remaining balance of RMB8.6 million was held under an escrow account to guarantee Mr. Ding’s performance of his settlement agreement with the land developer. Following the satisfactory completion of all the required actions of both parties under the settlement agreement, these security deposits were released to the Company in February 2010.

From the date the Company commenced occupying this property in July 2006 to the present, the Company has not paid any rent for its occupation of this property. The Company has incurred payments for various improvements to the property and installation of equipment in the aggregate amount of approximately RMB75.3 million as of December 31, 2009. Although the Company has not paid any rent for this property, it reported in its consolidated statement of operations and comprehensive income an annual imputed rent (based on the prevailing market rental) of RMB9.4 million in each of 2008 and 2009 and an adjusted net rental charge of RMB2.1 million for the first six months of 2010 (prior to the Company’s ownership of the building) based on a revised annual market rental assessment performed in 2010.  The provision of the imputed rent was previously reported under accounts payable in the Company’s consolidated balance sheets. Following the successful transfer of the building to the Company by Mr. Ding in June 2010,  the Company credited the total amount of imputed rental accrued to date of approximately RMB33.9 million to the accumulated depreciation account and will amortize the remaining cost of the building over the estimated useful life of the building.

During 2007, the Company started to construct a new research and development center in Hangzhou, China. As of December 31, 2009, the Company reported cost of construction in progress for the new research and development center totaling RMB194.6 million.  In July 2010, the Company started to move in and use certain parts of the new research and development center.  By December 2010, the entire construction project together with its cost allocation report was completed with respect to the total construction costs incurred to date totaling approximately RMB387.8million.  Amortization and depreciation of the relevant capitalized assets will begin in January 2011.  The Company does not expect to incur material costs for the completion of certain parts of the building which remained unfurnished and unused as of December 31, 2010.